UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                October 1, 2009

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


             New York                001-04383               14-1387171
(State or Other Jurisdiction of  (Commission File         (IRS Employer
         Incorporation)               Number)           Identification No.)

               233 Ballston Avenue
            Saratoga Springs, New York                  12866
     (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.        Changes in Registrant's Certifying Accountant

Merger of Rotenberg and Company LLP and EFP Group

Effective October 1, 2009 the Company's independent registered accounting firm, Rotenberg and Company LLP merged with another CPA firm, EFP Group, to form a new firm. All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP. EFP Rotenberg LLP succeeds Rotenberg and Company LLP as the independent registered public accounting firm. After the merger, the successor firm did not resign or decline to stand for election as the Company's independent accountants for the fiscal year ending June 30, 2010.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 6, 2009              ESPEY MFG. & ELECTRONICS CORP.

                                   By:  /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer





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